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                                                                     Exhibit (b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

James E. Ross, President (Principal Executive Officer) and Gary L. French, Treasurer (Principal Financial Officer) of the State Street Institutional Investment Trust (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


By: /s/ James E. Ross
    ---------------------------------
    James E. Ross
    President (Principal Executive
    Officer)


By: /s/ Gary L. French
    ---------------------------------
    Gary L. French
    Treasurer (Principal Financial
    Officer)

Date: August 24, 2006